SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004


                               G&K Services, Inc.
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-4063                  41-0449530
(State or other jurisdiction     (Commission File Number)     (IRS Employer
        of incorporation)                                  Identification No.)


            5995 Opus Parkway, Suite 500, Minnetonka, Minnesota 55343
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 912-5500


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                           99.1     Press Release dated July 29, 2004.

Item 9.           Regulation FD Disclosure

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 9 of Form 8-K, "Regulation FD Disclosure."


On July 29, 2004, G&K Services, Inc. (the "Company") issued a press release announcing a tentative settlement of a California wage and hour dispute. A copy of the press release is being attached as Exhibit 99.1 to this report and is incorporated herein by reference.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               G&K SERVICES, INC.
                               (Registrant)



Date: July 29, 2004              By:  /s/ Jeffrey L. Wright
                                    --------------------------------------------
                               Name:  Jeffrey L. Wright
                               Title: Senior Vice President and Chief Financial
                                      Officer

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                                  EXHIBIT INDEX


Exhibit No.                Description
----------                 -----------

99.1                       Press Release dated July 29, 2004

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